Lord Abbett Developing Growth Fund

                                                              1999 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                                  A portfolio of small companies
                                                  with large growth potential

                                    [LOGO](R)

                       Lord Abbett Developing Growth Fund

                                                       A Tradition of
                                             Performance

"McGruder's three-plus-year tenure as manager has been nothing less than fantastic ... Prospective investors in search of capital appreciation should consider the offering."

                                                    Value Line, February 2, 1999

--------------------------------------------------------------------------------
Do Small-Cap Stocks Have            Just as there are different types of
a Place in Your Portfolio?          investors -- with unique goals, strategies
                                    and time horizons -- there are different types of securities to help them pursue their objectives. Look at equities: stocks of large-cap companies (market capitalizations in excess of $5 billion) behave differently than stocks of small-cap companies (market capitalizations of $1 billion or less). Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small company stocks have provided double-digit average annual returns during each of the last six decades.

                                    Average Annual Returns During Each Decade(1)

   [The following table was depicted as a bar graph in the printed material.]

                        1940s     1950s     1960s     1970s     1980s     1990s*
--------------------------------------------------------------------------------
Small-cap stocks        20.7%     16.9%     15.5%     11.5%     15.8%     12.6%
Large-cap stocks         9.2%     19.4%      7.8%      5.9%     17.6%     17.9%

*1990-1998

                                    Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small-cap stocks may provide investors with added growth potential to help them achieve their goals.

--------------------------------------------------------------------------------
Average Annual                      The average annual rates of total return,
Total Returns                       computed using the SEC-required formula and
                                    reflecting the deduction of the Class A
                                    share maximum sales charge of 5.75% for the periods ended 1/31/99, were:

   [The following table was depicted as a bar graph in the printed material.]

                                    1 year                                7.60%
                                    5 years                              20.22%
                                    10 years                             16.53%

                                    Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                              (1) Used with permission. (C) 1999 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger
                                    G. Ibbotson and Rex Sinquefield.) This
                                    chart does not represent past or future
                                    performance of Lord Abbett Developing
                                    Growth Fund.

Report to Shareholders
For the Fiscal Year Ended January 31, 1999

[PHOTO OMITTED]


/s/ Robert S. Dow
-------------------------------------
ROBERT S. DOW
CHAIRMAN

FEBRUARY 16, 1999

"Our belief is that the current environment is a normal phase of the investment cycle ... and one that creates a particularly attractive opportunity for small-cap stocks."

Lord Abbett Developing Growth Fund completed its fiscal year on January 31, 1999, with net assets of $1.3 billion. We believe that the soundness of the Fund's investment strategy is demonstrated by the returns it provided to shareholders during a particularly challenging year. Below is an overview of class-specific data for the period.

                                                      Fiscal Year Ended 1/31/99
                            ---------------------------------------------------
                            Class A    Class B    Class C    Class P    Class Y
-------------------------------------------------------------------------------
Net asset value              $16.25     $15.98     $16.00     $16.19     $16.30
Capital gains                 $0.05      $0.03      $0.03      $0.05      $0.05
Total return*                 14.2%      13.4%      13.4%      13.9%      14.6%

Small-cap investors saw positive returns early on in the Fund's fiscal year erased by a sharp third-quarter downturn. This downturn was caused in part by a "flight to quality" stemming from international monetary and economic crises as well as political problems that led investors to seek more liquid investments, such as larger-company stocks and higher-quality bonds. While all major asset classes of the U.S. equity market experienced weakness during the third quarter of 1998, small-cap equities had the lowest returns.

The month of October, however, saw some price recovery for small-cap stocks after August's severe declines. The October upswing turned out to be a harbinger of extremely strong performance during the entire fourth quarter as economic and political uncertainties that had previously affected investor confidence subsided and a more optimistic outlook emerged. Key to this turnaround was the Federal Reserve Board's decisive move to lower U.S. interest rates through a series of autumn rate cuts.

Most sectors of the U.S. equity market participated in the fourth quarter upswing. However, as the market reached its previous highs, certain sectors, such as technology and consumer-non cyclicals, that had provided price leadership earlier on, once again moved ahead of the broad market. In addition, large-cap stocks continued to outperform mid- and small-cap investments.

Our focus on bottom-up stock selection allowed the Fund to overcome industry-specific difficulties throughout most of the period under review. Our strategy and philosophy remain constant. We concentrate on selecting those companies that we believe will offer our investors superior long-term stock price appreciation regardless of industry-specific problems or large-scale economic trends.

In our view, the current backdrop of growth in the economy, low levels of inflation and interest rates, paired with adequate liquidity supported by Federal Reserve policy, should enable the U.S. equity market to show progress in the next year. However, a slowing U.S. economy could spur small-cap price volatility due to lower corporate earnings and employment growth. We believe our focus on identifying financially strong companies that can be purchased at attractive prices will help the Fund to uncover exciting investment opportunities even during a slowing economy. Since small-cap stocks remain significantly undervalued with respect to relative earnings versus large-caps, we also expect that a period of strong relative performance by small-caps is likely during 1999.

Thank you for your continued confidence in Lord Abbett Developing Growth Fund. We look forward to helping you achieve your financial goals in the years ahead.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

Focus on ... Performance

The Benefits of Long-Term Investing

Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During the past 10 years, the Fund has significantly outperformed its benchmark, the Russell 2000 Index.(1)

Growth of a $10,000 Fund Investment: 1/31/89-1/31/99
                    DEVELOPING     RUSSELL
                    GROWTH         2000
1/31/89             10,000         10,000
1/31/90              9,962         10,157
1/31/91             11,422          9,772
1/31/92             16,165         14,148
1/31/93             15,793         16,021
1/31/94             18,383         18,999
1/31/95             17,879         17,858
1/31/96             26,859         23,206
1/31/97             34,472         27,604
1/31/98             42,880         32,591
1/31/99             48,984         32,699

The Fund's results reflect a Class A share investment of $10,000 at net asset value with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges.

(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

The Fund Versus the Benchmarks

As shown in the charts below, over the last 3- and 5-year periods ended 1/31/99, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Average of Small Cap Funds (a benchmark consisting of funds that invest primarily in companies with market capitalizations less than $1 billion).(2) Furthermore, over these periods, the Fund outpaced the Russell 2000 Index, an unmanaged index that measures small company stock market performance.(3) While historically long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover), there is no assurance of the Fund's future performance or that this pattern will continue.

Impressive Total Returns

   [The following table was depicted as a bar graph in the printed material.]

                                           3 Years             5 Years

The Fund                                     22.2%               21.7%
Lipper Average of Small Cap Funds(2)         13.0%               12.4%
Russell 2000 Index(3)                        12.1%               11.5%

The Fund's total returns represent the percent change in net asset value for Class A shares over the 3- and 5-year periods ended 1/31/99 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

(2) Lipper Analytical Services, Inc. tracks and reports the performance of mutual funds based on total returns (i.e., changes in net asset value, including reinvestment of distributions).

(3) The Russell 2000 Index does not reflect the deduction of fees or expenses and is not available for direct investment.

Focus on ... Small, Growing Companies

The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the "developing growth" phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed small company stock portfolio.

The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

Four Phases of Business Growth

1. Formative

Companies are in their infancy, a high-risk period.

2. Developing Growth

An evolving period, often characterized by a dramatic rate of growth; not without risk.

3. Established Growth

Competative forces and regulations tend to slow companies' progress.

4. Maturity

Companies' growth patterns tend to resemble the Gross Domestic Product.

                               [GRAPHIC OMITTED]

A Program of Regular Investment Can Help Promote Small-Cap Peace of Mind

Investing even a small amount of money on a regular basis can help you build a substantial portfolio over the long term. While, historically, investment in small companies has provided investors with strong returns, you may be uncomfortable day-to-day with the higher level of price volatility associated with the small-cap market and, consequently, with professionally managed small-cap stock portfolios such as Lord Abbett Developing Growth Fund.

One solution: a systematic investment plan. "Dollar cost averaging" may help you better tolerate the ups and downs of the small-cap stock prices. In fact, dollar cost averaging can actually make market volatility work to your benefit. Using a systematic investment plan that involves a fixed-dollar amount each month, you buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share price over time.

Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

For additional information regarding the benefits of a regular investment plan in Lord Abbett Developing Growth Fund, please contact the Lord Abbett Literature Department at 800-874-3733 and request item number LADG-6-1298 (3/99).

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor LLC, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Important Information

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small-cap companies. Small-cap companies typically have a higher risk of failure, and such companies' securities historically have experienced a greater degree of illiquidity and market volatility, than large-cap companies and their securities.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The S&P 500 is an unmanaged index consisting of the common stocks of the 500 domestically-traded companies with the largest market capitalizations and is widely followed by the investment community. Performance figures for the unmanaged S&P 500 do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
Investments in Common Stocks 93.20%
==================================================================================================================================
Aerospace 3.63%               *Orbital Sciences Corp., Dulles, VA-A space and information systems company that designs, manufactures, operates and markets a broad range
                               of affordable space-technology products and satellite-based services       1,216,000   $ 48,792,000
----------------------------------------------------------------------------------------------------------------------============
Business Equipment and         General Binding Corp., Northbrook, IL-The leading vendor of office
Supplies .11%                  binding and laminating systems and related supplies                           48,000      1,486,512
----------------------------------------------------------------------------------------------------------------------============
Business Services 8.84%        Abacus Direct Corp., Westminster, CO-Provides information products and
                               marketing research services                                                  125,000      6,312,500

                              *Aegis Communications Group, Dallas, TX-Provides inbound and outbound contract telemarketing services to a variety of companies in various
                               industries                                                                 2,014,900      2,581,490

                              *Butler International Inc., Montvale, NJ-Provides skilled engineers and
                               technical personnel on a contract basis in various industries                308,000      6,930,000

                            ++*Caribiner International Inc., New York, NY-International producer of
                               meetings, events and training programs                                       910,000      8,360,625

                              *Checkfree Holdings Corp.-Provides electronic commerce services,
                               financial application software and related products                          388,200     15,722,100

                               G & K Services Inc. Class A, Minneapolis, MN-A lessor of work garments
                               and related textile products                                                 145,000      7,938,750

                              *GIGA Information Group, Norwell, MA-Provides information, analysis and
                               advice about the information technology industry                             260,000      1,430,000

                              *Iron Mountain Inc., Boston, MA-Records management company                    390,000     12,699,375

                              *Labor Ready Inc., Tacoma, WA-Provides temporary workers to the light
                               industrial, construction and small business markets                          336,500      7,739,500

                              +M/A/R/C Inc., Irving, TX-Offers market research, database marketing and counseling services for companies in the pharmaceutical,
                               retailing, telecommunications and financial services markets                 416,900      4,794,350

                               McGrath Rent Corp., San Leandro, CA-A lessor of relocatable modular
                               offices and electronic test equipment                                        425,600      8,219,400

                              *Mobius Management Sys. Inc., Rye, NY-Provides enterprise software products designed to optimize the storage, retrieval and presentation
                               of large volumes of transactional information                                250,000      4,531,250

                               Norrell Corp., Atlanta, GA-Provides staffing, outsourcing and
                               professional services in both temporary and long-term assignments            220,000      3,795,000

                               NFO Worldwide Inc., Greenwich, CT-Provides custom and syndicated
                               marketing information services                                               500,000      6,093,750

                              *Professional Staff, plc ADR, London, UK-An international staffing
                               company specializing in high-level medical placement                         340,000      2,465,000

                              *SOS Staffing Services Inc., Salt Lake City, UT-Offers a full range of
                               staffing services through its 87 offices nationwide                          175,000      1,903,125

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
                              *Strategic Distribution Inc., Bensalem, PA-Provides proprietary industrial supply procurement solutions to industrial sites, primarily
                               through its In-Plant Store program                                         1,348,500   $  3,286,969

                            ++*TeleTech Holdings Inc., Denver, CO-Provides customer care management
                               solutions to Fortune 500 and international companies                       1,036,700     12,181,225

                              *The Marquee Group Inc., New York, NY-Provides comprehensive management, marketing, sales, consulting and production services to sports and entertainment-related businesses, events, athletes, broadcasters,
                               journalists and executives                                                   400,000      1,800,000

                               Total                                                                                   118,784,409
----------------------------------------------------------------------------------------------------------------------============
Capital Equipment .93%       +*LeCroy Corp., Chestnut Ridge, NY-Develops, manufactures and markets
                               principally high-performance digital oscilloscopes and related products      520,500     12,492,000
----------------------------------------------------------------------------------------------------------------------============
Capital Goods 1.38%           *Dionex Corp., Sunnyvale, CA-A manufacturer of analytical instruments          80,000      3,090,000

                              *Flow International Corp., Kent, WA-Designs, manufactures and sells ultra-high-pressure waterjets for cutting metallic and non-metallic
                               materials                                                                    593,000      6,152,375

                               JLG Industries Inc., McConnellsburg, PA-A leading manufacturer of
                               self-propelled aerial work platforms                                         255,000      4,016,250

                              *Park-Ohio Holdings Corp., Cleveland, OH-Manufactures plastic containers for food products and industrial products for the airline,
                               automotive, rail and trucking industries                                     280,000      4,620,000

                              *Utilx Corp., Kent, WA-Installs, replaces and renovates underground
                               utilities with "Flowmole," "Revalt" and "CableCure" services                 237,500        682,813

                               Total                                                                                    18,561,438
----------------------------------------------------------------------------------------------------------------------============
Computer Service 6.82%       +*Alphanet Solutions Inc., Cedar Knolls, NJ-Provides information
                               technology products, services and support                                    194,500        863,094

                             +*Brightstar Information Technology Group Inc., Houston, TX-Provides
                               implementation of enterprise resource planning (ERP) software systems and enterprise-wide business and technology solutions to Fortune 1000
                               companies and other large organizations                                      770,000      7,507,500

                               Cambridge Technology Partners Inc., Cambridge, MA-Provides management
                               consulting and systems integration                                           100,000      2,962,500

                               Ciber Inc., Englewood, CO-Provides management consulting for business
                               solutions                                                                    300,000      8,250,000

                              *Cognicase Inc., Montreal, Canada-Provides automated software maintenance solutions that enable organizations to convert their computer systems; developed "Congi-2000," a year 2000 conversion
                               software product                                                             305,000      6,824,375

                              *Computer Horizons Corp., Mountain Lakes, NJ-A leading provider of
                               information technology solutions                                             220,000      4,413,859

                              *Computer Management Science, Jacksonville, FL-Provides information technology consulting and custom software development services to large corporations, state and local governments, and other large
                               organizations throughout the United States                                   400,000      6,225,200

                              *IMRglobal Corp., Clearwater, FL-A leading provider of application
                               software outsourcing and year 2000 services worldwide                        761,000     19,215,250

                              *Mastech Corporation, Oakdale, PA-Provides information technology
                               services worldwide                                                           250,000      6,078,125

                               Renaissance Worldwide Inc., Newton, MA-Provides integrated business
                               and technology consulting services                                           400,000      2,487,480

                              *SCB Computer Technology Inc., Memphis, TN-Provides information
                               technology management and technical services                                 827,800      8,122,787

                              *Tava Technologies Inc., Denver, CO-A systems integrator that provides software applications, system design and configuration in the
                               manufacturing process control industry                                       705,000      5,023,125

                            ++*USWEB Corp., Santa Clara, CA-Provides Intranet, Extranet and Web site
                               solutions and services to medium-sized and large companies                   450,000     13,725,000

                               Total                                                                                    91,698,295
----------------------------------------------------------------------------------------------------------------------============
Computer Software 6.09%       *Activision Inc., Santa Monica, CA-Publishes and distributes CD-based
                               and cartridge-based entertainment software                                   650,000      8,125,000

                              *Best Software Inc., Reston, VA-A leading provider of asset, human resources and payroll management software solutions for middle-market
                               businesses                                                                   251,100      4,927,837

                             +*Caere Corp., Los Gatos, CA-A world leader in optical character recognition technology and a leading developer of desktop forms
                               processing and document management products                                  650,000     11,131,250

                              *Infinium Software Inc., Hyannis, MA-Offers financial, human resources,
                               materials management and process manufacturing business applications         155,600        836,350

                             +*Landmark Systems Corp., Vienna, VA-Manufactures software products which allow corporate customers to improve the performance of their computer system and keep critical business applications working at
                               peak efficiencies                                                            945,000     12,639,374

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
                              *Mercury Interactive Corp., Sunnyvale, CA-A developer and marketer of
                               client/server testing and quality assurance software                          60,000   $  3,817,500

                             +*Radisys Corp., Hillsboro, OR-Designs and produces embedded computer
                               solutions                                                                    585,000     17,696,250

                              *Smallworldwide plc-ADR, Cambridge, UK-Develops, markets and supports client/server software for the spatial design, engineering and
                               management of complex physical networks                                      285,000      5,272,500

                             ++The Learning Company, Cambridge, MA-A leading provider of consumer
                               software                                                                     450,000     10,912,500

                             ++T-HQ Inc., Calabasas, CA-Develops, publishes and distributes
                               interactive entertainment software                                           190,000      4,726,250

                              *Viasat Inc., Carlsbad, CA-Designs, produces and markets digital
                               satellite telecommunications and wireless signal processing equipment        175,000      1,853,898

                               Total                                                                                    81,938,709
----------------------------------------------------------------------------------------------------------------------============
Computer Systems             +*Microtouch Systems Inc., Methuen, MA-Manufacturer of touch- and
and Peripherals 1.30%          pen-sensitive input screens known as touchscreens                            420,000      6,562,500

                              *Phoenix Tech Ltd., San Jose, CA-The world's largest supplier of
                               standards-based compatibilty software to the personal computer industry      375,000      3,257,813

                              *Sequent Computer Systems Inc., Beaverton, OR-Provides scalable, data-center-ready open systems solutions for large organizations
                               spanning diverse industries                                                  610,000      7,625,000

                               Total                                                                                    17,445,313
----------------------------------------------------------------------------------------------------------------------============
Consumer Products 4.36%       *Dreyer's Grand Ice Cream Inc., Oakland, CA-Ice cream manufacturer and
                               distributor                                                                  265,300     3,183,600

                            ++*Horizon Organic Holding Corp., Longmont, CO-Produces, processes and
                               markets a line of organic dairy products                                     426,000      6,709,500

                              *Matthews International Corp. Class A, Pittsburgh, PA-A leading designer, manufacturer and marketer of custom-made identification
                               products                                                                     450,000     12,600,000

                              *Northland Cranberries Inc. Class A, Wisconsin Rapids, WI-Grows
                               cranberries on its properties in central and northern Wisconsin and
                               Massachusetts, and manufactures and markets a branded line of juice
                               products                                                                     573,000      4,906,313

                              *Polymer Group Inc., North Charleston, SC-Major global manufacturer of
                               non-woven materials                                                           71,800        740,438

                              *Smithfield Foods Inc., Norfolk, VA-A leading hog producer, pork
                               processor and fresh pork and processed meats marketer                        370,000     10,545,000

                               The York Group Inc., Houston, TX-Manufactures metal and hardwood
                               caskets and casket components                                                211,000      2,123,293

                               Twinlab Corp.,Hauppauge, NY-A leading manufacturer of brand name
                               nutritional supplements                                                      500,000      6,281,250

                               United Natural Foods Inc., Dayville, CT-Distributes natural foods and
                               related products                                                             130,000      3,591,250

                               USA Floral Product Inc.,Washington, DC-Imports and distributes
                               perishable floral products                                                   520,000      7,995,000

                               Total                                                                                    58,675,644
----------------------------------------------------------------------------------------------------------------------============
Data Processing Equipment &   *Advanced Digital Information Corp., Redmond, WA-A leading provider of
Components 2.09%               automated data libraries or computer network and workstation markets
                               and microelectronic components for aerospace and medical applications        148,800      2,752,800

                              *Ampex Corp. Class A, Redwood City, CA-A leading innovator in the fields of magnetic recording image mri processing and high-performance
                               digital storage                                                            1,270,000      5,556,250

                            ++*Micros Systems Inc., Beltsville, MD-Designs, manufactures and markets point-of-sale electronic information systems and related peripheral
                               equipment and software                                                       617,400     19,756,800

                               Total                                                                                    28,065,850
----------------------------------------------------------------------------------------------------------------------============
Electronic Components 4.60%   *American Xtal Technology Inc., Fremont, CA-Uses a proprietary crystal growth technique to produce semiconductor substrates for a variety of
                               electronic and opto-electronic applications                                  380,000      6,008,750

                              *Analogic Corp., Peabody, MA-A leading manufacturer of high precision medical and industrial diagnostic and measurement instruments and
                               equipment                                                                    237,500      9,143,750

                               Artesyn Technologies Inc., Boca Raton, FL-A manufacturer of power
                               supplies and measurement control systems for industrial equipment            605,000      9,755,625

                              *Harbinger Corp., Atlanta, GA-Markets and supports software products          200,000      1,112,600

                               Helix Technology Corp., Mansfield, MA-Designs, manufactures and services products based on cryogenic (ultra-low temperatures) and
                               vacuum technologies                                                          100,000      2,062,500

                               Motivepower Industries, Pittsburgh, PA-Manufactures products for rail
                               and other power-related industries                                           420,000     13,151,250

                            ++*SLI Inc., Canton, MA -Manufactures and distributes a variety of
                               miniature lighting products                                                  325,600      8,954,000

                               Technitrol Inc., Trevose, PA-A worldwide manufacturer of electronic components, electrical contacts and assemblies, thermostatic and
                               clad-metal materials and components and related items                        475,000     11,637,500

                               Total                                                                                    61,825,975
                               ---------------------------------------------------------------------------------------============

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
Energy 5.83%                ++*Core Laboratories N.V., Amsterdam, Netherlands-A provider of petroleum
                               reser analysis and environmental testing                                     838,000   $ 16,760,000

                              *Dawson Geophysical Co., Midland, TX-A provider of seismic data
                               services to oil and gas drillers                                             185,000      1,225,625

                             +*Edge Petroleum Corp., Houston, TX-An oil and gas exploration company         640,000      3,000,000

                              *Evergreen Resources Inc., Denver, CO-Explores, develops, operates and
                               acquires oil and gas properties                                              350,000      5,425,000

                             +*EXCO Resources Inc., Dallas, TX-An independent energy company that
                               acquires, explores and develops natural gas properties                       650,000      4,712,500

                              *Gulf Island Fabrication Inc., Houma, LA-Designs offshore drilling and production platforms used in the development and production of
                               offshore oil and gas reserves                                                350,000      2,493,750

                            ++*Harken Energy Corp., Irving, TX-An oil and gas exploration and production company that explores for and conducts production
                               activities in the Four Corners area of the Southwest                       2,100,000      4,200,000

                              *Independent Energy Holdings plc-ADR, Solihull, UK-Generates and
                               markets electricity in the United Kingdom                                    410,000      4,945,829

                               Seitel Inc., Houston, TX-An operator of a seismic database and a
                               provider of corollary geophysical services to the petroleum industry         660,000      8,456,250

                              *Stone Energy Corp., Lafayette, LA-An independent oil and gas company that acquires and exploits oil and gas producing properties located
                               primarily in the Gulf Coast Basin                                            360,300     10,493,738

                              *Superior Energy Services Inc., Belle Chasse, LA-Provider of oilfield
                               products and services in the Gulf of Mexico                                  805,000      2,012,500

                              *Transmontaigne Inc., Denver, CO-A holding company which operates through its subsidiaries primarily in the mid-continent and Rocky
                               Mountain regions of the United States                                        550,000      7,631,250

                               Vintage Petroleum Inc., Tulsa, OK-Independent energy company engaged
                               in the exploitation and development of oil and gas properties                962,000      6,974,500

                               Total                                                                                    78,330,942
----------------------------------------------------------------------------------------------------------------------============
Environmental Services and    *Eco Soil Systems Inc., San Diego, CA-Develops, markets and sells
Equipment .44%                 proprietary biological and traditional chemical products that provide solutions for a variety of turf and crop problems in the golf and
                               agricultural industries                                                      700,000      5,381,250

                               Met Pro Corp., Harleysville, PA-A manufacturer of environmental
                               treatment systems, specialty pumps and filtration equipment                   42,600        496,030

                               Total                                                                                     5,877,280
----------------------------------------------------------------------------------------------------------------------============
Financial 3.36%                Dain Rauscher Corp., Minneapolis, MN-Provides investment advice and
                               services to investors primarily in the western United States                 137,000      4,229,875

                               Healthcare Realty Trust Inc., Toledo, OH-Healthcare facility real
                               estate investment trust                                                      320,000      7,280,000

                            ++*Net.B@nk Inc., Atlanta, GA-Provider of banking services over the
                               internet                                                                     305,000     16,851,250

                              *Telebanc Financial Corp., Arlington, VA-Holding company for Telbank
                               and TelBanc Capital Markets, Inc.                                            425,000     16,840,625

                               Total                                                                                    45,201,750
----------------------------------------------------------------------------------------------------------------------============
Leisure 2.31%                  Championship Auto Racing Team Inc., Troy, MI-Owns, operates and
                               sanctions the open-wheel motorsports series in North America                 460,000     12,420,000

                               Educational Development Corp., Tulsa, OK-A marketer of non-fiction, instructional children's books for retail trade outlets, home party
                               plans and public and school libraries                                        133,000        357,438

                            ++*Family Golf Centers Inc., Melville, NY-Consolidates and operates golf
                               centers                                                                      564,700      9,246,963

                              +Harvey Entertainment Co., Los Angeles, CA-Develops animation and
                               licensing opportunities based on the Harvey Classic Characters               235,000      1,740,457

                               Iwerks Entertainment Inc., Burbank, CA-A creator of interactive
                               "virtual reality" systems and attractions                                    511,251        511,251

                              *Iwerks Entertainment Inc.-Warrants expiring 7/2/99                             2,500             --

                               Steiner Leisure Ltd., Nassau, Bahamas-Provides spa services aboard
                               cruise ships worldwide                                                       197,500      6,715,000

                               Total                                                                                    30,991,109
----------------------------------------------------------------------------------------------------------------------============
Measurement and             ++*Identix Inc., Sunnyvale, CA-A leading designer, developer,
Control Systems .93%           manufacturer and marketer of products for the capture and comparison of fingerprints for security, anti-fraud, law enforcement and other
                               applications                                                                 790,000      5,826,250

                              *In Focus Systems Inc., Wilsonville, OR-Manufactures and markets liquid crystal displays that allow personal computer information to be
                               displayed on overhead projections                                            460,000      4,600,000

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
                              *Thermedics Detection Inc., Chelmsford, MA-Develops, manufactures and markets high-speed systems used for product quality assurance in a
                               variety of industrial processes                                              258,900   $  2,168,288

                               Total                                                                                    12,594,538
----------------------------------------------------------------------------------------------------------------------============
Medical Services 6.25%        *Counsel Corp., Toronto, Canada-A management and business development
                               company that operates within the health and real estate sectors              550,000      4,606,250

                            ++*Express Scripts Inc. Class A, Maryland Heights, MD-Provides pharmacy
                               benefit management to health maintenance organizations                       260,000     17,062,500

                              +Healthcare Service Group Inc., Huntingdon Valley, PA-Provides
                               operational services to nursing home and retirement complexes                708,350      8,057,481

                               Hooper Holmes Inc., Basking Ridge, NJ-Provider of health information
                               to the insurance industry                                                    460,000     13,138,750

                              *Horizon Health Corp., Denton, TX-A manager of mental health programs
                               for general acute care hospitals in the U.S.                                 312,500      2,080,000

                              *Icos Corp., Bothell, VA-A bio-pharmaceutical company that develops
                               medications for the treatment of chronic inflammatory diseases               468,500     12,444,531

                             ++KOS Pharmaceuticals Inc., Miami, FL-Develops prescription pharmaceutical products primarily for the treatment of chronic
                               cardiovascular and respiratory diseases                                      340,000      2,061,250

                              *Matria Healthcare Inc., Marietta, GA-Provides obstetrical home healthcare services that assists physicans in the management of high
                               risk pregnancies                                                           1,200,000      4,200,000

                               Pharmerica Inc., Tampa, FL-Provides institutional pharmacy services
                               to the elderly, chronically ill and disabled                               2,800,000     20,300,000

                               Total                                                                                    83,950,762
----------------------------------------------------------------------------------------------------------------------============
Medical/Healthcare 2.89%       Arrow International Inc., Reading, PA-Supplies disposable catheters
                               and related clinical products                                                270,000      7,560,000

                               ATS Medical Inc., Minneapolis, MN-Manufactures and markets a pyrolytic
                               carbon bileaflet mechanical heart valve                                      750,000      5,953,125

                             ++Columbia Laboratories Inc., Miami, FL-Is an international
                               pharmaceutical company                                                       400,000      2,050,000

                               Maxxim Medical Inc., Sugarland, TX-Develops, manufactures and
                               distributes physical therapy equipment and disposable hospital products      419,000     11,365,375

                              *Orthofix International N.V., New York, NY-International corporation which develops innovative products in the medical device market; a leading producer of external fixation devices, limb lengthening and
                               bone reconstruction equipment                                                292,200      4,574,741

                              *Surmodics Inc., Eden Prairie, MN-Provides surface modification
                               solutions to the medical device industry                                      70,000        840,000

                               Theragenics Corp., Norcross, GA-Produces and sells implantable
                               radiation devices used in the treatment of prostate cancer                   700,000      4,681,250

                              *Thermedics Inc., Waltham, MA-Develops, manufactures and markets explosives and drug-detection devices, product quality assurance
                               systems and other biomedical products                                        201,000      1,809,000

                               Total                                                                                    38,833,491
----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 1.05%           *Catellus Development Corp., San Francisco, CA-An owner, developer and
                               manager of real estate assets                                                300,000      4,612,500

                              *Crossmann Communities Inc., Indianapolis, IN-Single-family home
                               builders in the Midwest                                                      356,000      9,523,000

                               Total                                                                                    14,135,500
----------------------------------------------------------------------------------------------------------------------============
New Media 4.08%             ++*Beyond.com Corp., San Jose, CA-An online reseller of commercial off-the-shelf computer software to the consumer, small business and
                               large enterprise markets                                                     245,000      6,875,313

                            ++*Cybershop Intl Inc., New York, NY-Retails products through its online
                               stores on the Internet and America Online, Inc.                              277,500      2,566,875

                            ++*CMGI Inc., Andover, MA-Invests in and integrates Internet, interactive
                               media and database technologies                                              133,400     16,308,150

                               FVC.com Inc., Santa Clara, CA-Provides a high quality, cost-effective
                               internet video networking solutions                                          300,000      4,162,500

                              *Microvision Inc., Seattle, WA-Develops, manufactures and markets virtual retinal display (VRD) technology, which projects images
                               directly onto eye's retina                                                   100,000      1,343,750

                               Onhealth Network Co., Seattle, WA-Provides information on health and
                               wellness issues over the Internet                                            100,000      1,450,000

                              +Security First Technologies Corp., Atlanta, GA-An FDIC-insured financial institution that executes traditional banking services over
                               the Internet                                                                 670,000     22,110,000

                               Total                                                                                    54,816,588
----------------------------------------------------------------------------------------------------------------------============
Restaurant .07%               *P.F. Chang's China Bistro Inc., Phoenix, AZ-Owns and operates 28
                               full-service chinese restaurants                                              45,000        911,250
                               ---------------------------------------------------------------------------------------============

Statement of Net Assets
January 31, 1999

                               Investments                                                                   Shares   Market Value
==================================================================================================================================
Retail 13.71%                 *Ames Department Stores, Rocky Hill, CT-The nation's fifth largest discount department store chain with 303 stores in 14 northeastern
                               states                                                                       700,000   $ 21,525,000

                              *CellStar Corp., Carrollton, TX-An integrated wholesale distributor and
                               retailer of cellular telephones and related products                       1,605,000     19,059,375

                              *Cost Plus Inc., Oakland, CA-Operates 70 retail stores specializing in
                               the sale of casual home living and entertainment products                    300,000     10,650,000

                              *Eagle Hardware & Garden Inc., Renton, WA-Operates 30 warehouse home improvement centers in Washington, Utah, Alaska, Colorado, Hawaii,
                               Oregon and Montana                                                           249,600      9,048,000

                             +*Kenneth Cole Productions Inc. Class A, New York, NY-Develops sources
                               and markets a broad range of footwear, handbags and accessories              430,000      9,728,750

                              *Meadowcraft Inc., Birmingham, AL-Produces casual outdoor furniture and
                               wrought iron consumer products                                               502,500      5,401,875

                              *Pacific Sunwear of California Inc., Anaheim, CA-Operates a nation-wide mall-based specialty retail chain of stores specializing in casual apparel, footwear and related accessories catering to teenagers and
                               young adults                                                                 943,900     23,892,468

                              *Play by Play Toys & Novelties Inc., San Antonio, TX-Develops, markets and distributes stuffed toys and sculpted toy pillows based upon its licenses for children's entertainment characters and corporate
                               trademarks, and non-licensed stuffed toys                                    200,000      1,425,000

                              *Quicksilver Inc., Costa Mesa, CA-Designs, arranges manufacture, and distributes casualwear, snowboardwear and swimwear for young men, boys and juniors under the Quiksilver label, and juniors swimwear and
                               sportswear under the Raisin label                                            502,500     16,896,563

                              *Shoe Carnival Inc., Evansville, IN-A retailer of family footwear operating primarily in the mid-western and mid-southern regions of the
                               United States                                                                450,000      4,246,875

                             +*Sirena Apparel Group Inc., South El Monte, CA-Designs, manufactures and markets branded and private label swimwear and resortwear for each
                               principal segment of the women's market                                      330,000      2,268,750

                               St. Johns Knits Inc., Irvine, CA-Designs, manufactures and markets
                               women's clothing and accessories                                             209,200      5,543,800

                            ++*Stage Stores Inc., Houston, TX-Owns and operates apparel stores
                               primarily in the central region of the U.S.                                1,100,000      8,800,000

                              *Tarrant Apparel, Los Angeles, CA-Designs, merchandises and
                               manufactures casual apparel                                                  507,000     21,294,000

                              *Timberland Co. Class A, Stratham, NH-Designs, develops, manufactures
                               and markets boots, shoes, apparel and accessories                            220,000      9,900,000

                            ++*Toymax International Inc., Plainview, NY-Creates, designs, develops and markets children's activity and action toys, including "Creepy
                               Crawlers," "Talking Tina" and "Laser Challenge"                              370,000      2,451,250

                               Tropical Sportswear International Corp., Tampa, FL-Produces high
                               quality casual and dress men's apparel                                        32,500      1,100,938

                              *Vans Inc., Santa Fe Springs, CA-Designs, manufactures and distributes casual and active casual footwear and apparel, performance footwear
                               and snowboard boots and snowboarding outerwear                               660,000      4,166,250

                            ++*Wild Oats Markets Inc., Boulder, CO-A natural foods supermarket chain        285,000      6,857,813

                               Total                                                                                   184,256,707
----------------------------------------------------------------------------------------------------------------------============
Security Services 4.44%      +*Armor Holdings Inc., Jacksonville, FL-Worldwide manufacturer and distributor of products and services for the law enforcement, military
                               and security markets                                                       1,150,000     15,381,250

                              *Cornell Corrections Inc., Houston, TX-Provides privatized correctional,
                               detention and prerelease services in the United States                       422,800      8,297,450

                             +*Kroll-O'Gara Co., Fairfield, OH-A leading provider of vehicle armoring
                               systems for military, commercial and governmental clients worldwide          905,000     36,030,313

                               Total                                                                                    59,709,013
----------------------------------------------------------------------------------------------------------------------============
Specialty Chemicals 1.86%      OM Group Inc., Cleveland, OH-Produces metal carbonxylates, salts and
                               powders                                                                      300,000      9,450,000

                             ++Stillwater Mining Co., Denver, CO-Explores for, develops, extracts, processes and refines platinum, palladium, and associated metals from
                               J-M Reef located in Stillwater and Sweet Grass Counties, Montana             594,300     15,600,375

                               Total                                                                                    25,050,375
----------------------------------------------------------------------------------------------------------------------============
Telecommunications 5.83%     ++Active Voice Corp., Seattle, WA-Develops pc-based call processing
                               systems and computer telephone integration products                          130,000      1,153,750

                              *Boston Communications Group Inc., Woburn, MA-Develops, markets and provides specialized roaming services, teleservices, and prepaid
                               wireless services to the wireless telephone industry                         300,000      2,962,500

                               Electromagnetic Science Inc., Norcross, GA-Produces microwave
                               components and subsystems for application in space                            63,800        957,000

Statement of Net Assets
January 31, 1999

                                                                                                         Shares or
                                                                                                  Principal Amount
                               Investments                                                                 (000's)    Market Value
==================================================================================================================================
                              *Pairgain Technologies Inc., Tustin, CA-Designs, manufactures, markets and supports products that allow telecommunications carriers and
                               private networks to run efficiently                                       1,177,900  $   12,588,623

                               Plantronics Inc., Santa Cruz, CA-Leading supplier of communication
                               headset products and services to users and providers worldwide              728,400      58,772,775

                             ++Transcrypt International Inc., Lincoln, NE-Designs and manufactures information security products and wireless communications products and
                               systems                                                                     400,000       1,900,000

                               Total                                                                                    78,334,648
                               -------------------------------------------------------------------------------------==============
                               Total Investments in Common Stocks (Cost $986,577,982)                                1,252,760,098
==================================================================================================================================
Other Assets, Less Liabilities 6.80%
==================================================================================================================================
Short-Term Investments         Baker Hughes Inc. 4.82% due 2/1/1999                                        $65,000      64,982,592

                               Federal Home Loan Bank Discount Corp. 4.68% due 2/1/1999                     37,000      36,990,502

                               Total Short-Term Investments (Cost $101,973,094)                                        101,973,094
--------------------------------------------------------------------------------------------------------------------==============
Other (See Note 5)                                                                                                      96,009,655
--------------------------------------------------------------------------------------------------------------------==============
Cash                                                                                                                       945,395
--------------------------------------------------------------------------------------------------------------------==============
Receivable for:                Capital stock sold                                                                        7,787,899

                               Securities sold                                                                           6,073,626

                               Other                                                                                        52,725

                               Total Other Assets                                                                      212,842,394
--------------------------------------------------------------------------------------------------------------------==============
Payable for:                   Collateral on securities loaned                                                          96,009,655

                               Capital stock reacquired                                                                  4,413,956

                               Securities purchased                                                                     20,667,429

                               Other                                                                                       308,423

                               Total Liabilities                                                                       121,399,463
--------------------------------------------------------------------------------------------------------------------==============
                               Total Other Assets, Less Liabilities                                                     91,442,931
==================================================================================================================================
Net Assets 100.00%                                                                                                  $1,344,203,029
==================================================================================================================================
                               Class A Shares-Net asset value ($884,245,506 / 54,423,204 shares
                               outstanding)                                                                                 $16.25

                               Maximum offering price (Class A shares-net asset value plus sales
                               charge of 5.75% of the offering price)                                                       $17.24

                               Class B Shares-Net asset value ($197,028,176 / 12,329,866 shares
                               outstanding)                                                                                 $15.98

                               Class C Shares-Net asset value ($131,827,939 / 8,238,938 shares
                               outstanding)                                                                                 $16.00

                               Class P Shares-Net asset value ($55,649,568 / 3,437,591 shares
                               outstanding)                                                                                 $16.19

                               Class Y Shares-Net asset value ($75,451,840 / 4,629,039 shares
                               outstanding)                                                                                 $16.30

            The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.

      *     Non-income producing security.

      + Affiliated issuer (holdings represent 5% or more of the outstanding voting securities of underlying investments). Affiliated issuers have a total cost of $127,153,180 and total value of $166,987,069.

      ++    Security on loan. See Note 5.

            See Notes to Financial Statements.

Statement of Operations

Investment Income                                       Year Ended January 31, 1999
===================================================================================
Income        Interest                                 $  2,648,511
              Dividends                                   1,537,729
              Securities lending                            467,257
              ---------------------------------------------------------------------
              Total income                                             $  4,653,497
              ---------------------------------------------------------------------
Expenses      Management fee                              4,444,605
              12 b-1 Distribution plan-Class A            1,646,061
              12 b-1 Distribution plan-Class B            1,229,213
              12 b-1 Distribution plan-Class C              773,358
              12 b-1 Distribution plan-Class P               74,034
              Shareholder Servicing                       1,601,163
              Reports to Shareholders                       184,713
              Directors                                      14,427
              Registration                                  189,025
              Professional                                   62,770
              Other                                          50,102
                                                       ------------
              Total expenses before reductions           10,269,471
              Expense reductions                            (65,102)
              Total expenses                                             10,204,369
              ---------------------------------------------------------------------
              Net investment loss                                        (5,550,872)
              ---------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===================================================================================
Realized gain from investment transactions
              Proceeds from sales                       261,867,919
              Cost of investments sold                  235,540,858
              ---------------------------------------------------------------------
              Net realized gain                          26,327,061
              ---------------------------------------------------------------------
Unrealized appreciation of investments                  120,503,925
===================================================================================
Net realized and unrealized gain on investments                         146,830,986
-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   $141,280,114
===================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 Year Ended January 31,
Increase (Decrease) in Net Assets                                                              1999               1998
======================================================================================================================
Operations    Net Investment loss                                                    $   (5,550,872)   $    (3,251,003)
              Net realized gain from investment transactions                             26,327,061         48,514,192
              Net unrealized appreciation of investments                                120,503,925         36,271,007
              Net increase in net assets resulting from operations                      141,280,114         81,534,196
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                    (1,560,147)       (43,360,087)
              Class B                                                                      (118,251)        (3,522,191)
              Class C                                                                       (65,140)        (2,197,511)
              Class P                                                                        (2,871)                --
              Class Y                                                                           (11)                --
              Total                                                                      (1,746,420)       (49,079,789)
              --------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                         891,051,508        242,730,868
              Net asset value of shares issued to shareholders in reinvestment
              of net realized gain from investment transactions                           1,677,672         46,570,050
              Total                                                                     892,729,180        289,300,918
              --------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                (241,146,131)       (99,027,207)
              --------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions            651,583,049        190,273,711
              --------------------------------------------------------------------------------------------------------
Increase in net assets                                                                  791,116,743        222,728,118
----------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of Year                                                         553,086,286        330,358,168
              --------------------------------------------------------------------------------------------------------
              End of Year (including accumulated net investment loss of $311,089
              and $62,806, respectively)                                             $1,344,203,029    $   553,086,286
              ========================================================================================================

            See Notes to Financial Statements.

Financial Highlights

                                                                                                                  Class A Shares
                                                                ------------------------------------------------------------------
                                                                                                           Year Ended January 31,
Per Share Operating Performance:                                   1999           1998            1997         1996         1995
==================================================================================================================================
Net asset value, beginning of year                              $ 14.27        $ 12.80         $ 11.49      $  9.58      $ 10.65
----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                                          (.07)(a)       (.10)(a)        (.03)        (.02)        (.04)
      Net realized and unrealized gain (loss) on investments       2.10           3.16            3.12         4.80         (.22)
      Total from investment operations                             2.03           3.06            3.09         4.78         (.26)
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                         (.05)         (1.59)          (1.78)       (2.87)        (.81)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $ 16.25        $ 14.27         $ 12.80      $ 11.49      $  9.58
----------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                   14.24%         24.38%(c)       28.35%       50.22%       (2.74)%
==================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                     0.98%(f)       1.06%           1.10%        1.03%        1.31%
      Net investment loss                                          (.46)%         (.72)%          (.67)%       (.52)%       (.38)%
      ============================================================================================================================

                                                                    Class B Shares                               Class C Shares
                                            -------------------------------------------  -------------------------------------------
                                                                    August 1, 1996(d)                            August 1, 1996(d)
                                            Year Ended January 31,   to January 31,      Year Ended January 31,   to January 31,
Per Share Operating Performance:              1999           1998             1997         1999           1998             1997
=======================================================================================  ===========================================
Net asset value, beginning of period        $14.12         $12.75           $12.14       $14.13         $12.75           $12.14
---------------------------------------------------------------------------------------  -------------------------------------------
      Income (loss) from investment
      operations
      Net investment loss                     (.17)(a)       (.20)(a)         (.05)        (.17)(a)       (.19)(a)         (.05)
      Net realized and unrealized gain on
      investments                             2.06           3.14             2.28         2.07           3.14             2.28
      Total from investment operations        1.89           2.94             2.23         1.90           2.95             2.23
      ---------------------------------------------------------------------------------  -------------------------------------------
      Distributions from net realized gain    (.03)         (1.57)           (1.62)        (.03)         (1.57)           (1.62)
      ---------------------------------------------------------------------------------  -------------------------------------------
Net asset value, end of period              $15.98         $14.12           $12.75       $16.00         $14.13           $12.75
---------------------------------------------------------------------------------------  -------------------------------------------
Total Return(b)                              13.37%         23.48%           19.43%(c)    13.43%         23.55%           19.43%(c)
====================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                1.72%(f)       1.76%             .93%(c)     1.72%(f)       1.71%             .93%(c)
      Net investment loss                    (1.19)%        (1.39)%           (.73)%(c)   (1.20)%        (1.34)%           (.73)%(c)
      ==============================================================================================================================

                                                                     Class P Shares                             Class Y Shares
                                                     -----------------------------------  ------------------------------------------
                                                     Year Ended     January 5, 1998(d)        Year Ended     December 30, 1997(d)
                                                     January 31,      to January 31,          January 31,        to January 31,
Per Share Operating Performance:                           1999                1998                 1999                  1998
====================================================================================================================================
Net asset value, beginning of period                     $14.26              $14.38               $14.27                $14.12
----------------------------------------------------------------------------------------  ------------------------------------------
      Income (loss) from investment operations
      Net investment loss                                  (.10)(a)            (.01)(a)             (.03)(a)                --(a)(e)
      Net realized and unrealized gain (loss) on
      investments                                          2.08                (.11)                2.11                   .15
      Total from investment operations                     1.98                (.12)                2.08                   .15
      ----------------------------------------------------------------------------------  ------------------------------------------
      Distributions from net realized gain                 (.05)                 --                 (.05)                   --
      ----------------------------------------------------------------------------------  ------------------------------------------
Net asset value, end of period                           $16.19              $14.26               $16.30                $14.27
----------------------------------------------------------------------------------------  ------------------------------------------
Total Return(b)                                           13.89%               (.83)%(c)           14.59%                 1.06%(c)
========================================================================================  ==========================================
      Ratios to Average Net Assets:
      Expenses                                             1.17%                .08%(c)             0.72%(f)               .06%(c)
      Net investment loss                                  (.70)%              (.05)%(c)            (.22)%                (.02)%(c)
      ==================================================================================  ==========================================

                                                                                                              Year Ended January 31,
Supplemental Data for All Classes:                     1999              1998              1997              1996              1995
====================================================================================================================================
      Net assets, end of year (000)              $1,344,203          $553,086          $330,358          $197,602          $127,579
      Portfolio turnover rate                         30.89%            33.60%            42.35%            50.12%            17.57%
      ==============================================================================================================================

      (a)   Calculated using average shares outstanding during the period.

      (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      (c)   Not annualized.

      (d)   Commencement of offering respective class shares.

      (e)   Amount less than $.01.

      (f) The ratios for 1999 include expenses paid through an expense offset arrangement.

            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $770,239 representing payment of commissions on sales of Class A shares after deducting $4,920,536 allowed to authorized dealers as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at January 31, 1999 for financial reporting purposes aggregated $26,040,602.

Distributions from net realized gains declared on February 11, 1999 and paid on February 19, 1999 to shareholders of record on February 11, 1999 were as follows:

                          Rate per                                     Aggregate
Class                        Share                                        Amount
--------------------------------------------------------------------------------
A                            $0.32                                   $17,595,222
B                            $0.32                                   $ 4,003,158
C                            $0.32                                   $ 2,713,512
P                            $0.32                                   $ 1,130,139
Y                            $0.32                                   $ 1,496,429
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $1,052,291,400 at January 31, 1999. Transactions in shares of capital stock were as follows:

                                                 Year Ended                     Year Ended
                                           January 31, 1999               January 31, 1998
                             ------------------------------    ---------------------------
Class A                           Shares             Amount        Shares           Amount
-----------------------------------------------------------    ---------------------------
Sales of shares               34,439,805      $ 502,454,274    10,892,536     $154,647,991
Shares issued to
shareholders in
reinvestment of
net realized gain
from investment
transactions                      98,898          1,500,289     2,945,604       41,100,136

Total                         34,538,703        503,954,563    13,838,140      195,748,127
-----------------------------------------------------------    ---------------------------
Shares reacquired            (12,116,669)      (170,758,960)   (6,740,126)     (91,616,719)

Increase                      22,422,034      $ 333,195,603)    7,098,014     $104,131,408
------------------------------------------------------------------------------------------

                                                 Year Ended                     Year Ended
                                           January 31, 1999               January 31, 1998
                             ------------------------------    ---------------------------
Class B                           Shares             Amount        Shares           Amount
-----------------------------------------------------------    ---------------------------
Sales of shares                9,442,316       $137,537,607     3,871,210      $56,300,946
Shares issued to
shareholders in
reinvestment of
net realized gain
from investment
transactions                       7,448            111,870       239,708        3,352,716

Total                          9,449,764        137,649,477     4,110,918       59,653,662
-----------------------------------------------------------    ---------------------------
Shares reacquired             (1,517,765)       (21,142,892)     (274,101)      (3,816,832)

Increase                       7,931,999       $116,506,585)    3,836,817      $55,836,830
------------------------------------------------------------------------------------------

Notes to Financial Statements


                                                 Year Ended                     Year Ended
                                           January 31, 1999               January 31, 1998
                             ------------------------------    ---------------------------
Class C                           Shares             Amount        Shares           Amount
-----------------------------------------------------------    ---------------------------
Sales of shares                8,526,748       $122,721,386     2,131,700      $31,125,282
Shares issued to
shareholders in
reinvestment of
net realized gain
from investment
transactions                       4,177             62,820       151,286        2,117,198

Total                          8,530,925        122,784,206     2,282,986       33,242,480
-----------------------------------------------------------    ---------------------------
Shares reacquired             (2,670,719)       (36,314,213)     (252,520)      (3,593,656)

Increase                       5,860,206       $ 86,469,993)    2,030,466      $29,648,824
------------------------------------------------------------------------------------------

                                                                           January 5, 1998
                                                                          (Commencement of
                                                Year Ended        offering Class P shares)
                                          January 31, 1999             to January 31, 1998
                             ------------------------------    ---------------------------
Class P                           Shares             Amount        Shares           Amount
-----------------------------------------------------------    ---------------------------
Sales of shares                3,997,976        $57,451,548        45,439         $653,411
Shares issued to share-
holders in reinvestment
of net realized gain from
investment transactions              190              2,682            --               --

Total                          3,998,166         57,454,230            --               --
-----------------------------------------------------------    ---------------------------
Shares reacquired               (606,014)        (8,760,737)           --               --

Increase                       3,392,152        $48,693,493)       45,439         $653,411
------------------------------------------------------------------------------------------

                                                                         December 30, 1997
                                                                          (Commencement of
                                                Year Ended        offering Class Y shares)
                                          January 31, 1999             to January 31, 1998
                             ------------------------------    ---------------------------
Class Y                           Shares             Amount        Shares           Amount
-----------------------------------------------------------    ---------------------------
Sales of shares                4,894,745        $70,886,693           229           $3,238
Shares issued to share-
holders in reinvestment
of net realized gain from
investment transactions                1                 11            --               --

Total                          4,894,746         70,886,704            --               --
-----------------------------------------------------------    ---------------------------
Shares reacquired               (265,936)        (4,169,329)           --               --

Increase                       4,628,810        $66,717,375)          229           $3,238
------------------------------------------------------------------------------------------

5. Portfolio Securities The Company loans its portfolio securities to brokers to generate additional revenue. As of January 31, 1999, the market value of the securities on loan to brokers was $96,544,326 for which the Company has obtained collateral aggregating $96,544,351 consisting of cash and U.S. Treasury securities. Purchases and sales of investment securities (other than short-term investments) aggregated $836,255,771 and $261,867,919, respectively. As of January 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $266,182,116, of which $392,019,011 related to appreciated securities and $125,836,895 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at January 31, 1999 was substantially the same as the cost for financial reporting purposes.

6. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

7. Transactions with Affiliated Companies An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the year with companies which are affiliates are as follows:

                                         Balance of
                                        Shares Held              Gross               Gross
Affiliates                            Jan. 31, 1998          Purchases               Sales
------------------------------------------------------------------------------------------
Alphanet Solutions Inc.                     455,000                 --             260,500
Armor Holdings Inc.                         385,000            765,000                  --
Brightstar Information Technology
Group Inc.                                       --            770,000                  --
Caere Corp.                                 300,000            350,000                  --
Edge Petroleum Corp.                        530,700            109,300                  --
EXCO Resources Inc.                              --            650,000                  --
Harvey Entertainment Co.                         --            235,000                  --
Healthcare Service Group Inc.               418,900            289,450*                 --
Kroll-O'Gara Co.                            385,000            520,000                  --
Landmark Systems Corp.                      530,000            415,000                  --
LeCroy Corp.                                 95,500            425,000                  --
M/A/R/C Inc.                                190,500            226,400                  --
Microtouch Systems Inc.                          --            420,000                  --
Radisys Corp.                                85,000            500,000                  --
Security First Technologies Corp.           365,000            305,000                  --
Sirena Apparel Group Inc.                   230,000            100,000                  --
------------------------------------------------------------------------------------------

                                                                 Realized         Dividend
                               Balance of         Market      Gain (Loss)           Income
                              Shares Held          Value  Feb. 1, 1998 to  Feb. 1, 1998 to
Affiliates                   Jan. 31,1999  Jan. 31, 1999    Jan. 31, 1999    Jan. 31, 1999
------------------------------------------------------------------------------------------
Alphanet Solutions Inc.           194,500    $   863,094      $(2,016,538)
Armor Holdings Inc.             1,150,000     15,381,250               --               --
Brightstar Information
Technology Group Inc.             770,000      7,507,500               --               --
Caere Corp.                       650,000     11,131,250               --               --
Edge Petroleum Corp.              640,000      3,000,000               --               --
EXCO Resources Inc.               650,000      4,712,500               --               --
Harvey Entertainment Co.          235,000      1,740,457               --               --
Healthcare Service
Group, Inc.                       708,350      8,057,481               --               --
Kroll-O'Gara Co.                  905,000     36,030,313               --               --
Landmark Systems Corp.            945,000     12,639,374               --               --
LeCroy Corp.                      520,500     12,492,000               --               --
M/A/R/C Inc.                      416,900      4,794,350               --          $97,957
Microtouch Systems Inc.           420,000      6,562,500               --               --
Radisys Corp.                     585,000     17,696,250               --               --
Security First
Technologies Corp.                670,000     22,110,000               --               --
Sirena Apparel Group Inc.         330,000      2,268,750               --               --
------------------------------------------------------------------------------------------

*Includes stock split.

8. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at January 31, 1999, under a deferred compensation plan, were $334,787.

9. Line of Credit The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at January 31, 1999, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Developing Growth Fund, Inc. as of January 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
March 12, 1999

Our Management

Board of Directors

Robert S. Dow
William H. T. Bush*+
Robert B. Calhoun, Jr.*
E. Thayer Bigelow*+
Stewart S. Dixon*+
John C. Jansing*+
C. Alan MacDonald*
Hansel B. Millican, Jr.*
Thomas J. Neff*+
* Outside Director
+ Audit Committee

Investment Manager and
Underwriter

Lord, Abbett & Co. and
Lord Abbett Distributor LLC

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
212-848-1800

Sub-Adviser

Fuji-Lord Abbett International, Ltd.
7-11 Finsbury Circus
London EC2M7HJ England

Custodian

The Bank of New York
New York, NY

Transfer Agent

United Missouri Bank of
Kansas City, N.A.

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, MO 64141
800-821-5129

Auditors

Deloitte & Touche LLP
New York, NY

Counsel

Debevoise & Plimpton
New York, NY

Copyright (C) 1999 by Lord Abbett Developing Growth Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

Portfolio
Manager
      Team

[PHOTO OMITTED]

Partner and Senior Portfolio Manager Stephen J. McGruder (standing). Equity Analysts Lesley-Jane Dixon (seated left) and Rayna N. Lesser (seated right).

Stephen J. McGruder, Partner and Senior Portfolio Manager has more than 30 years of experience in the investment industry. He joined Lord Abbett from Wafra Investment Advisory Group where he was Vice President and Portfolio Manager. A CFA charter holder, Mr. McGruder earned a BS in Chemistry from Stanford University and a BA in Business Economics from Claremont McKenna College.

Lesley-Jane Dixon, Equity Analyst, joined Lord Abbett from Wafra Investment Advisory Group, where she concentrated primarily on small-capitalization stocks. Earlier, she worked at Shearson Lehman Brothers and the American Stock Exchange. Ms. Dixon earned a BS in Business/Finance from Wake Forest University. She has been in the investment business since 1986 and is a CFA charter holder.

Rayna N. Lesser, Equity Analyst, joined Lord Abbett from Barnard College where she earned a BA in Economics. She is a CFA Level II candidate.

About Your
Fund's
      Board of
      Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor llc (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Developing Growth Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Robert B. Calhoun, Jr.

                                 Robert B. Calhoun, Jr.
                                 Director--Lord Abbett
                                 Developing Growth Fund

                                 [PHOTO OMITTED]

Mr. Calhoun is a graduate of Princeton University with over 35 years of Wall Street experience. He is a Managing Partner and co-founder of Monitor Clipper Partners and The Clipper Group, both private equity investment firms. Previously, Mr. Calhoun spent over 25 years in Credit Suisse First Boston's Investment Banking Department.

Mr. Calhoun became a director of Lord Abbett's funds in 1998. He also currently serves on the boards of David's Bridal, Interstate Bakeries, Hvide Marine, TravelCenters of America and Long John Silver's Inc.

      Investing in the
Lord Abbett
            Family of Funds

------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  INCOME
------------------------------------------------------------------------------------------------------------------------
Aggressive     Growth Funds     Growth &           Balanced Fund    Income Funds        Tax-Free         Money Market
Growth Fund                     Income Funds                                            Income Funds     Fund

Developing     Alpha Fund       Affiliated Fund    Balanced Fund    High Yield Fund     o National       U.S. Government
Growth Fund                                                                             o California     Securities
               Global Equity    Growth &                            Bond-Debenture      o Connecticut    Money Market
               Fund             Income Fund                         Fund                o Florida        Fund**+
                                                                                        o Georgia
               Growth           Large-Cap                           Global Income       o Hawaii
               Opportunities    Research Fund                       Fund                o Michigan
               Fund                                                                     o Minnesota
                                                                    Limited Duration    o Missouri
               International                                        U.S. Government     o New Jersey
               Fund                                                 Securities Fund**   o New York
                                                                                        o Pennsylvania
               Mid-Cap                                              U.S. Government     o Texas
               Value Fund                                           Securities Fund**   o Washington

               Small-Cap                                            World Bond-
               Value Fund*                                          Debenture Fund

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to more than 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

* The Lord Abbett Small-Cap Value Fund Classes A, B and C are closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual funds are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------          LADG-2-199
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (3/99)